CIT Equipment Trust 2001-1
Composition of Contract Pool
at June 30, 2002

                                           Weighted             Weighted              Average
                          Current          Average              Average              Required
     Number              Required          Original            Remaining              Payoff
       of                 Payoff            Term                 Term                 Amount
    Contracts             Amount           (Range)              (Range)               (Range)
    ---------             ------           -------              -------               -------
     41,189            $402,394,546       48.5 months          28.1 months             $9,769
                                       (13 to 96 months)     (0 to 79 months)    ($0 to $3,296,045)


Type of Contract
at June 30, 2002

                                                                  % of
                                                                 Total                              % of
                                                 Number          Number           Required         Required
                                                   of              of              Payoff           Payoff
Type of Contract                                Contracts       Contracts          Amount           Amount
----------------                                ---------       ---------          ------           ------
True Leases                                       31,645          76.83%        $318,726,756         79.21%
Finance Leases                                     9,317          22.62           82,065,562         20.39
Loans and other financing arrangements               227           0.55            1,602,228          0.40
                                                  ------         ------         ------------        ------
   Total                                          41,189         100.00%        $402,394,546        100.00%
                                                  ======         ======         ============        ======

CIT Equipment Trust 2001-1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2002

                                                                  % of
                                                                 Total                              % of
                                                 Number          Number           Required         Required
                                                   of              of              Payoff           Payoff
State                                           Contracts       Contracts          Amount           Amount
-----                                           ---------       ---------          ------           ------
Alabama                                              414           1.01%        $  2,171,827          0.54%
Alaska                                                75           0.18              535,592          0.13
Arizona                                              823           2.00            8,543,731          2.12
Arkansas                                             224           0.54            1,179,939          0.29
California                                         5,329          12.94           38,954,635          9.68
Colorado                                             817           1.98            7,131,975          1.77
Connecticut                                          690           1.68            9,770,822          2.43
Delaware                                             446           1.08            3,345,148          0.83
District of Columbia                                 239           0.58            3,469,158          0.86
Florida                                            2,360           5.73           19,802,590          4.92
Georgia                                            1,500           3.64           20,078,126          4.99
Hawaii                                                26           0.06              135,629          0.03
Idaho                                                150           0.36              877,171          0.22
Illinois                                             912           2.21           17,901,792          4.45
Indiana                                              523           1.27            3,617,835          0.90
Iowa                                                 296           0.72            3,896,802          0.97
Kansas                                               253           0.61            6,974,229          1.73
Kentucky                                             333           0.81            1,869,438          0.46
Louisiana                                            408           0.99            1,369,682          0.34
Maine                                                 49           0.12              289,441          0.07
Maryland                                             930           2.26            6,979,771          1.73
Massachusetts                                      1,814           4.40           16,213,322          4.03
Michigan                                           1,274           3.09           13,004,846          3.23
Minnesota                                            714           1.73            7,194,293          1.79
Mississippi                                          225           0.55            1,925,510          0.48
Missouri                                             563           1.37            7,302,732          1.81
Montana                                              143           0.35              520,764          0.13
Nebraska                                             128           0.31            2,622,236          0.65
Nevada                                               221           0.54            1,384,369          0.34
New Hampshire                                        299           0.73            1,856,102          0.46
New Jersey                                         2,148           5.21           23,908,230          5.94
New Mexico                                           199           0.48              951,256          0.24
New York                                           4,240          10.29           49,001,577         12.18
North Carolina                                     1,098           2.67           10,195,235          2.53
North Dakota                                          33           0.08              695,822          0.17
Ohio                                               1,125           2.73            9,443,397          2.35
Oklahoma                                             357           0.87            2,816,380          0.70
Oregon                                               482           1.17            2,601,190          0.65
Pennsylvania                                       1,867           4.53           16,637,933          4.13
Rhode Island                                         147           0.36            1,023,916          0.25
South Carolina                                       404           0.98            3,584,360          0.89
South Dakota                                          47           0.11              663,179          0.16
Tennessee                                            782           1.90            5,946,820          1.48
Texas                                              3,187           7.74           34,138,740          8.48
Utah                                                 184           0.45            2,084,911          0.52
Vermont                                              141           0.34              529,667          0.13
Virginia                                           1,076           2.61           12,858,406          3.20
Washington                                           843           2.05            7,169,891          1.78
West Virginia                                        112           0.27              880,695          0.22
Wisconsin                                            476           1.16            6,035,389          1.50
Wyoming                                               63           0.15              308,045          0.08
                                                  ------         ------         ------------        ------
   Total                                          41,189         100.00%        $402,394,546        100.00%
                                                  ======         ======         ============        ======

CIT Equipment Trust 2001-1
Payment Status
at June 30, 2002

                                                                  % of
                                                                 Total                              % of
                                                 Number          Number           Required         Required
                                                   of              of              Payoff           Payoff
Days Delinquent                                 Contracts       Contracts          Amount           Amount
---------------                                 ---------       ---------          ------           ------
Current, including 1 to 30 day
   delinquent contracts                           38,663          93.87%        $381,557,280         94.82%
31-60 days delinquent                              1,449           3.52           14,018,892          3.48
61-90 days delinquent                                501           1.22            3,460,930          0.86
91-120 days delinquent                               267           0.65            1,516,011          0.38
Over 120 days delinquent                             309           0.75            1,841,433          0.46
                                                  ------         ------         ------------        ------
   Total                                          41,189         100.00%        $402,394,546        100.00%
                                                  ======         ======         ============        ======


Equipment Type
at June 30, 2002

                                                                  % of
                                                                 Total                              % of
                                                 Number          Number           Required         Required
                                                   of              of              Payoff           Payoff
Type of Equipment                               Contracts       Contracts          Amount           Amount
-----------------                               ---------       ---------          ------           ------
Telecommunications                                 7,962          19.33%        $176,774,139         43.93%
Computer & Point-of-Sale                          27,309          66.30          157,857,500         39.23
General Office Equipment                           2,970           7.21           36,219,272          9.00
Automotive Diagnostic Equipment                    2,498           6.06           22,731,412          5.65
Computer Software                                     98           0.24            4,718,168          1.17
Other(1)                                             352           0.85            4,094,056          1.02
                                                  ------         ------         ------------        ------
   Total                                          41,189         100.00%        $402,394,546        100.00%
                                                  ======         ======         ============        ======

(1) Includes $247,959 as the largest and $11,631 as the average Required Payoff Amount

CIT Equipment Trust 2001-1
Required Payoff Amount
at June 30, 2002

                                                                  % of
                                                                 Total                              % of
                                                 Number          Number           Required         Required
                                                   of              of              Payoff           Payoff
Required Payoff Amount                          Contracts       Contracts          Amount           Amount
----------------------                          ---------       ---------          ------           ------
0 - 5,000.00                                      28,452          69.08%        $ 55,860,536         13.88%
5,000.01 - 10,000.00                               5,730          13.91           40,289,587         10.01
10,000.01 - 15,000.00                              2,119           5.14           25,874,446          6.43
15,000.01 - 25,000.00                              1,859           4.51           35,960,447          8.94
25,000.01 - 50,000.00                              1,781           4.32           62,002,368         15.41
50,000.01 - 100,000.00                               743           1.80           51,367,776         12.77
100,000.01 - 150,000.00                              233           0.57           28,291,018          7.03
150,000.01 - 250,000.00                              141           0.34           26,274,763          6.53
250,000.01 - 500,000.00                               81           0.20           27,524,376          6.84
500,000.01 - 1,000,000.00                             36           0.09           24,013,753          5.97
1,000,000.01 - 1,500,000.00                            7           0.02            8,470,385          2.10
1,500,000.01 - 2,500,000.00                            5           0.01           10,265,265          2.55
2,500,000.01- 5,000,000.00(1)                          2           0.00            6,199,825          1.54
                                                  ------         ------         ------------        ------
   Total                                          41,189         100.00%        $402,394,546        100.00%
                                                  ======         ======         ============        ======

(1) Includes $3,296,045 as the largest Required Payoff Amount.


Remaining Term
at June 30, 2002

                                                                  % of
                                                                 Total                              % of
                                                 Number          Number           Required         Required
                                                   of              of              Payoff           Payoff
Remaining Terms of Contracts                    Contracts       Contracts          Amount           Amount
----------------------------                    ---------       ---------          ------           ------
(months)
  0-12                                             7,539          18.30%        $ 44,828,945         11.14%
 13-24                                            19,114          46.41          121,108,243         30.10
 25-36                                             8,291          20.13           96,112,871         23.89
 37-48                                             6,182          15.01          132,202,210         32.85
 49-60                                                48           0.12            2,658,834          0.66
 61-72                                                14           0.03            5,377,958          1.34
 73-84                                                 1           0.00              105,484          0.03
                                                  ------         ------         ------------        ------
   Total                                          41,189         100.00%        $402,394,546        100.00%
                                                  ======         ======         ============        ======

CIT Equipment Trust 2001-1
Types of Obligor
at June 30, 2002

                                                                  % of
                                                                 Total                              % of
                                                 Number          Number           Required         Required
                                                   of              of              Payoff           Payoff
Type of Obligor                                 Contracts       Contracts          Amount           Amount
---------------                                 ---------       ---------          ------           ------
Service Organizations(1)                          15,245          37.01%        $156,503,866         38.89%
Manufacturing                                      4,042           9.81           65,191,399         16.20
Retail & Wholesale Trade                           4,709          11.43           47,976,757         11.92
Financial Services Institutions                    2,923           7.10           45,112,422         11.21
Other(2)                                           9,304          22.59           38,193,882          9.49
Transportation                                     1,205           2.93           18,720,865          4.65
Medical/Healthcare Organizations                   1,398           3.39           12,175,798          3.03
Printing & Copy Centers                              588           1.43            8,843,102          2.20
Construction                                       1,221           2.96            5,744,214          1.43
Government                                           200           0.49            2,022,327          0.50
Resources, Farming & Fishing                         327           0.79            1,496,241          0.37
Machine Tools                                         27           0.07              413,673          0.10
                                                  ------         ------         ------------        ------
   Total                                          41,189         100.00%        $402,394,546        100.00%
                                                  ======         ======         ============        ======

(1) Primarily Business Services (43%); Other Service Organizations (17%); Engineering, Accounting & Research (13%); Legal Services (6%); and Communications (3%).

(2) Includes $361,234 as the largest Required Payoff Amount belonging to a single obligor



As shown in the table above, the servicer's records list 9.49% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 8.43% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 1.07% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

                                                                                                     % of
                                                 Number                           Required         Required
Obligors (including contracts                      of                              Payoff           Payoff
   securing vendor loans)                       Contracts                          Amount           Amount
-----------------------------                   ---------                          ------           ------
Top 5                                             390                          $28,300,027         7.03%

The industries in which the top 5 obligors conduct business are Retail and Wholesale Trade, Service Organizations and Financial Services.

CIT Equipment Trust 2001-1
Scheduled Payment
at June 30, 2002

       Collection              Scheduled                Collection            Scheduled
         Period                Cashflows                  Period              Cashflows
         ------                ---------                  ------              ---------
Positive Rent Due            $ 6,331,385.18
               July-2002      18,947,598.47                 May-2005       $4,129,032.74
             August-2002      21,440,428.01                June-2005        3,888,412.35
          September-2002      20,687,441.61                July-2005        3,640,163.81
            October-2002      22,230,087.14              August-2005        3,223,524.79
           November-2002      19,983,770.49           September-2005        2,696,447.98
           December-2002      18,176,843.62             October-2005        1,994,238.23
            January-2003      17,432,346.66            November-2005        1,443,282.87
           February-2003      16,133,161.86            December-2005          860,516.90
              March-2003      15,517,936.71             January-2006          440,717.24
              April-2003      15,782,200.84            February-2006          244,502.13
                May-2003      15,280,716.13               March-2006          195,658.94
               June-2003      14,682,591.87               April-2006          171,141.94
               July-2003      14,705,864.43                 May-2006          158,899.55
             August-2003      14,171,969.85                June-2006          156,698.24
          September-2003      13,616,778.13                July-2006          145,232.27
            October-2003      13,468,359.00              August-2006          143,864.92
           November-2003      12,414,965.57           September-2006          132,143.54
           December-2003      10,310,320.44             October-2006          128,540.33
            January-2004       9,081,127.19            November-2006          122,051.35
           February-2004       7,726,542.89            December-2006          118,444.19
              March-2004       7,458,501.03             January-2007          137,444.48
              April-2004       7,432,640.07            February-2007          113,048.03
                May-2004       7,388,889.51               March-2007          106,053.06
               June-2004       7,317,149.51               April-2007           99,824.24
               July-2004       7,035,575.24                 May-2007           99,824.24
             August-2004       6,733,627.36                June-2007           98,171.10
          September-2004       6,578,391.56                July-2007           97,559.32
            October-2004       6,464,591.81              August-2007           98,612.67
           November-2004       6,500,464.07           September-2007           88,599.00
           December-2004       6,012,451.99             October-2007           27,345.47
            January-2005       5,680,637.48            November-2007           12,392.64
           February-2005       4,961,418.63            December-2007           10,597.35
              March-2005       4,680,367.61             January-2008           31,358.24
              April-2005       4,414,574.54            February-2008                   -